                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  March 12, 1999
                                                          ----------------

                            DENTAL CARE ALLIANCE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                    000-23219-29             65-0555-126
-------------------------------        ------------         ------------------
(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)          File No.)          Identification No.)

1343 MAIN STREET, 7TH FLOOR, SARASOTA, FLORIDA                     34236
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(Address of principal executive offices)                         (Zip Code)

                                 (941) 955-3150
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              (Registrant's telephone number, including area code)

                                    No Change
-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year
                           if changed since last report)

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ITEM 5.  OTHER EVENTS

     On March 12, 1999, Dental Care Alliance ("DCA") released its financial numbers for the fourth quarter and year ended 1998. Additionally, InterDent, Inc. released a Supplemental Pooled Statement of Operation for each of the quarters and year ended 1998, which includes the combined operations of DCA and Gentle Dental Service Corporation, accounted for as a pooling-of-interest, for those periods. The press release containing the financial numbers of DCA and InterDent, Inc. is attached as Exhibit 99.1 and is incorporated herein by reference.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:  March 12, 1999

                                       DENTAL CARE ALLIANCE



                                       By  /s/ Steven R. Matzkin
                                           ------------------------------------
                                           Steven R. Matzkin, Chairman of the
                                           Board of Directors, Chief Executive
                                           Officer and President

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                                   EXHIBIT INDEX

Exhibit No.    Description
   99.1        Press Release issued March 12, 1999